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                                                                 EXHIBIT 10.4(c)

                                 AMENDMENT NO. 1
                                       TO
                            ASSET PURCHASE AGREEMENT
                               DATED MAY 14, 1998
                                 BY AND BETWEEN
              CABLE ONE, INC. AND BLACK CREEK COMMUNICATIONS, INC.


         This Amendment No. 1 (this "Amendment") to that certain Asset Purchase Agreement dated May 14, 1998 (the "Agreement") by and between CABLE ONE, INC. ("Seller") and BLACK CREEK COMMUNICATIONS, L.P. ("Buyer") is entered into as of this 15th day of July, 1998.

         WHEREAS, Seller and Buyer desire to make certain changes to the Agreement;

         NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

         1. The Agreement shall be amended to address an assignment of the Agreement to Black Creek Communications, Inc. to Black Creek Communications, L.P. The amended introduction shall read:

                  "THIS ASSET PURCHASE AGREEMENT (the "Agreement") was made and entered into as of May 14, 1998 by and between Cable One, Inc., a Delaware corporation ("Seller"), and Black Creek Communications, Inc., a Delaware corporation. On June 19, 1998, Black Creek Communications, Inc., with the written consent of Seller, assigned the Agreement to Black Creek Communications, L.P., a
         Delaware limited partnership ("Buyer")."

         2. Article 4, BUYER'S REPRESENTATIONS AND WARRANTIES, shall be amended as follows:

                  a. Section 4.1, Organization of Buyer, shall be replaced in its entirety with the following:

                  "Buyer is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has all requisite partnership power and authority to own and lease the properties and assets it currently owns and leases and to conduct its activities as such activities are currently conducted. Buyer is duly qualified to do business as a foreign partnership and is in good standing in all of the jurisdictions where the Systems are located. Black Creek Management, L.L.C., a duly organized Delaware limited liability company, is the general partner of Buyer."



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                  b. Section 4.2, Authority, shall be replaced in its entirety with the following:

                  "Buyer has all requisite partnership power and authority to execute, deliver, and perform this Agreement and consummate the transactions contemplated hereby. The execution, delivery, and performance of the Agreement and the consummation of the transactions contemplated hereby by Buyer have been duly and validly authorized by all necessary partnership action on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer, and is the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies."

                  c. Section 4.3, No Conflict; Consents, shall be replaced in its entirety with the following:

                  "Except as will not have a material adverse effect on the ability of Buyer to perform its obligations hereunder, and subject to compliance with the HSR Act, the execution, delivery, and performance by Buyer of this Agreement do not and will not: (i) conflict with or violate any provision of the certificate of limited partnership or partnership agreement of Buyer; (ii) violate any provision of any Legal Requirement; (iii) conflict with, violate, result in a breach of, or constitute a default under any contract, agreement, or understanding to which Buyer is a party or by which Buyer or the assets or properties owned or leased by it are bound or affected; or (iv) require any consent, approval, or authorization of, or filing of any certificate, notice, application, report, or other document with, any Governmental Authority or other Person.

         3. Section 7.2(c), Officer's Certificate, shall be replaced in its entirety with the following:

                  "(c) Partnership Certificate. Seller shall have received a certificate executed by the General Partner of Buyer, dated as of Closing, reasonably satisfactory in form and substance to Seller, certifying that the conditions specified in Sections 7.2(a) and (b) have been satisfied."

         4. Section 8.3(c), Officer's Certificate, shall be replaced in its entirety with the following:

                  "(c) Partnership Certificate. The certificate described in
         Section 7.2(c);



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         5. Section 13.4, Notices. Delete the line: "To Buyer: Black Creek
Communications, Inc.". Insert the line "To Buyer: Black Creek Communications, L.P."

         6. Except as set forth herein, the Agreement remains in full force and effect without additional modifications.

         7. This Amendment No. 1 shall be deemed effective as of the 15th day of July, 1998.

         EXECUTED as of the date hereinabove written.


                                        SELLER:

                                        CABLE ONE, INC.


                                        By: /s/ THOMAS O. MIGHT
                                           ----------------------------------
                                        Name:   Thomas O. Might
                                             --------------------------------
                                        Title:  President
                                              -------------------------------

                                        BUYER:

                                        BLACK CREEK COMMUNICATIONS,
                                        L.P.

                                        By:  BLACK CREEK MANAGEMENT, L.L.C.
                                                 Its General Partner


                                        By: /s/ BRYAN D. NOTEBOOM
                                           ----------------------------------
                                        Name:   Bryan D. Noteboom
                                             --------------------------------
                                        Title:  Vice President
                                              -------------------------------



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